UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) July 21, 2026

NRX PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38302	82-2844431
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1201 Orange Street, Suite 600 Wilmington, Delaware 19801
(Address of principal executive offices) (Zip Code)

(484) 254-6134
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	NRXP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

In April 2026, NRx Pharmaceuticals, Inc. (the “Company”) announced the incorporation of NRx Defense Systems, Inc. (“NRXD”), a Florida-based research and development subsidiary charged with the development of neuroplastic treatments that combine D-cycloserine with Transcranial Magnetic Stimulation (“TMS”) under robotic-enabled neuro-navigation, using already developed technology. The Company anticipated NRXD participating in future government and non-governmental research and development, based on phase I and II research conducted by the Company’s Chief Medical Innovation Officer.

On July 21, 2026, NRXD received a letter from the Defense Advanced Research Projects Agency (“DARPA”), Defense Sciences Office (DSO), notifying the Company that its proposal to conduct a clinical trial, entitled Synaptic Plasticity Augmented Rapid Circuit Stimulation (SPARC-TMS) had been selected by DARPA for negotiation of a potential award.

The protocol for the SPARC-TMS trial was approved as a phase 2/3 trial by the US Food and Drug Administration (FDA) and is posted on www.clinicaltrials.gov (NCT07227103). The trial aims to demonstrate the potential efficacy of robotic-enabled Transcranial Magnetic Stimulation combined with NRX-101 (combined D-cycloserine/lurasidone) in achieving remission from depression. NRX-101 which is patented by the Company was previously awarded Breakthrough Therapy Designation by the FDA. The study is planned to be conducted at Harvard Mclean hospital, at clinics operated by HOPE Therapeutics, and at designated military treatment facilities including the Walter Reed National Military Medical Center.

The selection of the Company’s proposal for contract negotiation does not constitute a notice of award, a commitment by DARPA to make an award or an authorization for the Company to incur costs. Any potential award remains subject to the successful negotiation of definitive terms between DARPA/DSO and NRXD.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NRX PHARMACEUTICALS, INC.

Date: July 22, 2026	By:	/s/ Jonathan Javitt
	Name:	Jonathan Javitt
	Title:	Chief Executive Officer